EXHIBIT 99

April 12, 1996

Board of Directors
IES Industries Inc.
200 1st ST SE
P.O. Box 351
Cedar Rapids, Iowa 52406

Gentlemen:

In light of the decision of the Board of Directors to reduce its size, I hereby tender my resignation, effective immediately, pursuant to
Section 3.10 of the company's bylaws.

Sincerely,
/s/  Sharp Lannom
Sharp Lannom


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